UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 30, 2009

TRILLIANT EXPLORATION CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	333-138332	20-0936313
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

0001378948
(Central Index Key Classification)

545 Eighth Avenue, Suite 401
New York, NY 10018
(Address of principal executive offices, including zip code)

212-560-5195
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
Item 5.03                      Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 8.01                      Other Events
Item 9.01                      Financial Statements and Exhibits

Item 5.03    Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 30, 2009, the Company filed a Certificate of Designation with the Secretary of State of Nevada, whereby 10,200,000 shares of the 200,000,000 authorized shares of preferred stock, $0.001 par value per share, were designated as Series I Preferred Stock, $0.001 par value and having the powers, designations, preferences, limitations, restrictions and relative rights as set forth in the Certificate of Designation of Series I Preferrred Stock, which is attached to this Current Report on Form 8-K as Exhibit 10.1.  The Certificate of Designation was approved by the Registrant’s Board of Directors on June 30, 2009.

On July 1, 2009, pursuant to a unanimous decision of the shareholders of the Series I Preferred Shares, the designation of the preferred shares were amended as follows: Each share of Series I Preferred Stock will be convertible, at the option of the holder thereof, at any time and from time to time, and without the payment of additional consideration by the holder thereof, into such number of fully paid and nonassessable shares of the Corporation’s  Common Stock as is determined by dividing (i) the Base Amount by (ii) the lowest volume weighted average price of the securities on the OTCBB, NASDAQ or other exchange or market on which such Common Stock trades in the five preceding days prior to the closing of such transaction (the "Series I Conversion Price").   The amendment to the Designation of Series I Preferred Stock is attached to this Current Report on Form 8-K as Exhibit 10.2.  The amendment to the designation was approved by the Registrant’s Board of Directors on July 1, 2009.

Item 8.01           Other Events

On June 30, 2009, the Company issued 10,200,000 shares of Series I Preferred Stock, $0.001 par value, to Trafalgar Capital Specialized Investment Funds FIS (“Trafalgar”) in exchange for Trafalgar’s 5,900,000 shares of the Company’s common stock, par value $0.001.  The 5,900,000 shares of the Company’s common stock shall be retired into treasury and no longer outstanding on the books of the Company.  The issuance of Series I Preferred Stock to Trafalgar and retirement of Trafalgar’s common stock into treasury was approved by a majority of the holders of the Company’s common stock and approved by the Company’s Board of Directors on June 30, 2009.

Item 9.01    Financial Statements and Exhibits

10.1           Certificate of Designation of Series I Preferred Stock

10.2           Amendment to Designation of Series I Preferred Stock

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRILLIANT EXPLORATION CORPORATION

Date: July 8, 2009	/s/ William R. Lieberman
William R. Lieberman, President